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                                                                   EXHIBIT 10.11

                                                                  EXECUTION COPY

          AMENDED AND RESTATED STOCK PLEDGE AGREEMENT, dated as of February 25, 1999, among WAHLCO ENVIRONMENTAL SYSTEMS, INC., a Delaware corporation ("Wahlco"), THERMATRIX INC., a Delaware Corporation ("Thermatrix, and together with Wahlco, "Borrowers"), and BACHMANN COMPANIES, INC., a Delaware corporation, WAHLCO ENGINEERED PRODUCTS LTD., a United Kingdom Corporation, WAHLCO ENGINEERED PRODUCTS GROUP LIMITED, a United Kingdom corporation, and TEDDINGTON BELLOWS (HOLDINGS), LTD., a United Kingdom corporation each a direct or indirect subsidiary of Borrowers (individually as a "Pledgor" and collectively together with the Borrowers, as "Pledgors"), WEXFORD MANAGEMENT LLC, a Connecticut limited liability company, as Agent (the "Agent").
          -----------------------------------------------------

          WHEREAS, each Pledgor is the record and beneficial owner of the shares of common and preferred stock described in Schedule I hereto (the "Pledged Shares" of such Pledgor) issued by the corporations named therein; and

          WHEREAS, on January 13, 1999, pursuant to an Agreement and Plan of Merger, dated November 9, 1998 (the "Merger Agreement"), among the Borrowers and TMX Acquisition Sub I, Inc., a wholly owned subsidiary of Thermatrix ("Merger Sub"), Merger Sub merged with and into Wahlco (the "Merger") and Wahlco became a wholly owned subsidiary of Thermatrix at the effective time of the Merger;

          WHEREAS, concurrently with the execution and delivery hereof, the Borrowers are entering into a Second Amended and Restated Credit Agreement, dated as of the date hereof, with the Lenders named therein (the "Lenders") and the Agent (as the same may hereafter be modified, extended, replaced or otherwise amended, the "Credit Agreement"), pursuant to which the Borrowers shall be jointly and severally liable for the payment and performance of all of the obligations and liabilities to the Lenders and the Agent set forth therein and in the other Loan Documents (as such term is defined in the Credit Agreement) (all of such obligations and liabilities, the "Liabilities");

          WHEREAS, it is a condition to the effectiveness of the Credit Agreement that the Pledgors enter into this Agreement; and

          WHEREAS, each of the Pledgors will receive substantial direct and indirect benefits from the Lenders and the Agent entering into the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lender to enter into the Credit Agreement, the Stock Pledge Agreement, dated July 28, 1995 as amended by the first amendment thereto, is hereby amended and restated in its entirety, and, it is agreed as follows:

          1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise
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provided elsewhere in this Stock Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Agreement" shall mean this Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

          "Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

          "Pledged Collateral" shall have the meaning assigned to such term in
Section 2 hereof.

          "Secured Obligations" shall have the meaning assigned to such term in
Section 3 hereof.

          2.   Pledge. Each Pledgor hereby pledges to the Agent and the Lenders,
               ------
and grants to the Agent and the Lenders, a first priority security interest in, all of the following (collectively, the "Pledged Collateral"):

          (a) the Pledged Shares of such Pledgor and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares of such Pledgor;

          (b) all additional shares of stock of any issuer of the Pledged Shares of such Pledgor from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (c) all shares of any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a directly owned Subsidiary of such Pledgor (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

          3.   Security for Obligations. This Agreement secures, and the
               ------------------------
Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, whether for principal, premium, interest, fees, costs and expenses, and all obligations of Pledgors now or hereafter existing under this Agreement and under the Guaranty (collectively, the "Secured Obligations").

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          4.   Delivery of Pledged Collateral. All certificates representing or
               ------------------------------
evidencing the Pledged Shares other than the shares of Nuevo Metro-Flex Italiana, S.r.L. shall be delivered to the Agent and held by the Agent on behalf of the Lenders on the date hereof and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

          5.   Representations and Warranties. Except as set forth in the
               ------------------------------
Disclosure Letter, each Pledgor represents and warrants to the Agent and the Lenders that:

          (a) Such Pledgor is, and at the time of delivery of the Pledged Shares to the Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral pledged by such Pledgor free and clear of any Lien thereon or affecting the title thereto, except for the Lien created by this Agreement.

          (b) All of the Pledged Shares of such Pledgor have been duly authorized, validly issued and are fully paid and non-assessable.

          (c) Such Pledgor has the right and requisite corporate authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to the Agent as provided herein.

          (d) None of the Pledged Shares of such Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (e) The authorized Stock of each of the issuers listed on Schedule I hereto consists of the number of shares of stock, with the number of shares issued and outstanding, that are described in Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to any Stock of any of such issuers.

          (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

          (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by such Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest.

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          (h)  This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

          (i) The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of Stock of the issuers thereof.

          The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

          6.   Covenants.  Each Pledgor covenants and agrees that until the
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Termination Date:

          (a) Without the prior written consent of the Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral pledged by such Pledgor or any unpaid dividends or other distributions or payments with respect thereto or grant a Lien in any therein except as otherwise permitted by the Loan Agreement.

          (b) Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Agent from time to time may request in order to ensure to the Agent and the Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by the Agent with or without the signature of such Pledgor, and will cooperate with the Agent, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral.

          (c) Such Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Agent and the Lenders thereon against the claim of any Person and will maintain and preserve such Liens until the Secured Obligations are paid in full.

          (d) Such Pledgor will, upon obtaining any additional shares of stock of any issuer of the Pledged Shares or any new directly owned Subsidiary, which shares are not already Pledged Collateral, promptly (and in any event within three Business Days) deliver to the Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement. Such Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

          (e) Pledgors covenant and agree to use their commercially reasonable efforts to deliver the shares of Nuevo Metro-Flex Italiana, S.r.L. to the Agent, accompanied by duly executed instruments of transfer or assignment in blank.

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          7.   Pledgor's Rights. As long as no Default or Event of Default shall
               ----------------
have occurred and be continuing and until written notice shall be given to each Pledgor in accordance with Section 8 (a) hereof,

          (a) such Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement, and any other agreement; provided, however, that no vote shall be
                                    --------  -------
cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agent or any Lender in respect of the Pledged Collateral or which would have the effect of impairing the position or interest of the Agent or any Lender in respect of the Pledged Collateral or which would authorize or effect (except as and to the extent expressly permitted by the Credit Agreement) (i) the dissolution or liquidation, in whole or in part, of any of its Subsidiaries, (ii) the consolidation or merger of any of its Subsidiaries with any other Person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of its Subsidiaries, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of its Subsidiaries or the issuance of any additional shares of its Stock, or (v) the alteration of the voting rights with respect to the Stock of any of its Subsidiaries;

          (b) (i) such Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such
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     distributions shall remain subject to the Lien created by this Agreement;
     and

               (ii) all dividends (other than such cash dividends as are permitted to be paid to such Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the pledged Shares of such Pledgor, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Agent or any Lender, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          8.   Defaults and Remedies. (a) Upon the occurrence of an Event of
               ---------------------
Default and during the continuation of such Event of Default, then or at any time after such declaration (provided that such declaration is not rescinded by the Agent) and following written notice to each Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other

                                       5
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distributions made thereon, to sell in one or more sales after seven days'
notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral as though the Agent was the outright owner thereof, each Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of such Pledgor, with full power or substitution to do so, and which shall remain in effect until the Secured Obligations are paid in full; provided, however, that the Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any public building in the City of New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price, as the Agent may deem fair, and the Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of such Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notice of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioner or any officer or agent of the Agent.

          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be
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after seven days' notice to Pledgors.

          (c) in the event of any sales hereunder the Agent shall, after deducting all costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and the instruments governing and evidencing such Obligations, returning the surplus, if any, to Pledgors.

          (d) if, at any time when the Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), each Pledgor shall, in an expeditious manner, cause its Subsidiaries to:

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               (i)   prepare and file with the Securities and Exchange
          Commission (the "Commission") a registration statement with respect to the Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective.

               (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever the Agent shall desire to sell or otherwise dispose of the Pledged Collateral.

               (iii) Furnish to the Agent such numbers copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Agent may request in order to facilitate the public sale or other disposition of the Pledged Collateral by the Agent.

               (iv) Use its best efforts to register or qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by the Agent.

               (v) Furnish, at the request of the Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such shares of the Pledged Collateral becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to the Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountant of such registrant, addressed to the underwriters, if any, and in the event the Pledged collateral is not being sold through underwriters, then to the Agents, in a customary from and covering matters of the type customarily covered by such comfort letters and as the underwriters or the Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Agent any reasonably request.

               (vi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months

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          beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

          (e) All expenses incurred in complying with Section 8(d) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and expenses of counsel for the Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by Pledgors.

          (f) if, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part of thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgors and such Person's access to financial information about Pledgors and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

          (g) Each Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (f), the Agent may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder. Each Pledgor, however, recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if any Pledgor would agree to do so.

          (h) Each Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral of the possession thereof by any purchaser at any sale hereunder, and such Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent or any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by the Agent with respect to any such remedies shall upon any Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

          (i) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent, that the Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this
Section 8 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent by reason of a breach of any of such covenants and, consequently, agrees that, if the Agent shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lessor of (i) the value of the Pledged Collateral pledged by such Pledgor on the date the Agent shall demand compliance with this Section 8, and (ii) the amount required to pay in full the Secured Obligations.

          (9)  Application of Proceeds. Any cash held by the Agent as Pledged
               -----------------------
Collateral and all cash proceeds received by the Agent in respect of any sale of, liquidation of, or other realization upon all or any part or the Pledged Collateral shall be applied by the Agent as follows:

          first, to the Agent in an amount sufficient to pay in full the expense
          -----
     of the Agent in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Agent in connection therewith, including, without limitation, attorney's fees;

          second, to the Agent, on behalf of the Lenders, in an amount equal to
          ------
     any other Secured Obligations other than principal and interest;

          third, to the Agent, on behalf of the Lenders, in an amount equal to
          -----
     the then unpaid and accrued interest and prepayment premiums, if any, on the Secured Obligations;

          fourth, to the Agent, on behalf of the Lenders in an amount equal to
          ------
     the principal amount of the Secured obligations; and

          finally, after payment in full of all Secured Obligations, to pay to
          -------
     Pledgors, or their successors or assigns, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

          10.  Waiver. No delay on the Agent's part in exercising any power of
               ------
sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgors by the Agent in respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent's rights as against Pledgors in any respect.

          11.  Assignment. The Agent may assign, endorse or transfer any
               ----------
instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

          12.  Termination. Immediately following the payment of all Secured
               -----------
Obligations, the Agent shall deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgors' obligations hereunder shall at such time terminate.

          13.  Lien Absolute. All rights of the Agent hereunder, and all
               -------------
obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Loan Agreement, the Notes, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or part of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, the Notes, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Pledgor.

          14.  Release. Each Pledgor consents and agrees that the Agent may at
               -------
any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from such Pledgor, it being hereby agreed that such Pledgor shall be and remain bound upon this Agreement, irrespective of the existence value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor. No act or omission of any kind on the Agent's part shall in any event affect or impair this Agreement.

          15.  Indemnification. Each Pledgor jointly and severally agrees to
               ---------------
indemnify and hold the Agent harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Agent, in good faith, in respect of any (transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pleaded Collateral as provided herein. Whether or not the transactions contemplated by this Agreement shall be consummated, each Pledgor jointly and severally agrees to pay to the Agent all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, including registration costs under the Act (or similar statute) and the reasonable fees of the Agent's Agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by the Agent of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of Pledgors under this Section 15 shall survive the termination of this Agreement.

          16.  Reinstatement. This Agreement shall remain in full force and
               -------------
effect and continue to be effective should any petition be filed by or against any Pledgor for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          17.  Miscellaneous. (a) the Agent may execute any of its duties
               -------------
hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

          (b) Each Pledgor jointly and severally agrees to promptly reimburse the Agent for actual out of pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Agent in connection with the administration and enforcement of this Agreement.

          (c) Neither the Agent nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

          (d) This Agreement shall be binding upon Pledgors and their successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent and its successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York without giving effect to principles of conflict of laws, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Agent and Pledgors.

          18.  Severability. If for any reason any provision or provisions
               ------------
hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

          19.  Notices. Except as otherwise provided herein, whenever it
               -------
is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this

Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

          (a)  If to the Agent, at:

               Wexford Management LLC
               411 West Putnam Avenue
               Greenwich, Connecticut 06830
               Telephone:  (203) 862-7000
               Attention:  Arthur H. Amron
               Facsimile:  (203) 862-7312
               and
               Attention:   Jay L. Maymudes
               Facsimile:   (203) 862-7350

               With a copy to:

               Howard, Smith & Levin
               1330 Avenue of the Americas
               New York, New York  10019
               Attention:  Michael B. Hopkins, Esq.
               Telephone:  (212) 841-1000
               Facsimile:  (212) 841-1010

          (b) If to any Pledgor, at its principal business address specified on Schedule II hereto

               With a copy to:

               Wilson Sonsini Goodrich & Rosati,
               650 Page Mill Road
               Palo Alto, CA 94304
               Attention: Michael J. Danaher, Esq.
                           Andrew Hirsch, Esq.
               Telephone:  (650) 493-9300
               Facsimile:  (650) 493-6811

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          20.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
               -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          21.  CONSENT TO JURISDICTION; WAIVERS. EACH PLEDGOR AND THE
               --------------------------------
AGENT AND THE LENDERS CONSENTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PLEDGOR FURTHER CONSENTS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH COLLATERAL. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT ITS ADDRESS FOR NOTICES PURSUANT HERETO, IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE NOW OR IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH PLEDGOR IN ANY JURISDICTION.

          EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR THE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT OR EITHER PLEDGOR IN CONNECTION HEREWITH. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS AGREEMENT.

          22.  Section Titles. The Section titles contained in this Agreement
               --------------
are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          23.  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, which shall, collectively and separately, constitute one agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.

                                        THERMATRIX, INC.

                                        By: /s/ Daniel S. Tedone
                                           -------------------------------
                                           Name:  Daniel S. Tedone
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                        WAHLCO ENVIRONMENTAL SYSTEMS, INC.

                                        By: /s/ Daniel S. Tedone
                                           -------------------------------
                                           Name:  Daniel S. Tedone
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                        BACHMAN COMPANIES, INC.

                                        By: /s/ Daniel S. Tedone
                                           -------------------------------
                                           Name:  Daniel S. Tedone
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                        WAHLCO ENGINEERED PRODUCTS GROUP LTD.

                                        By: /s/ Daniel S. Tedone
                                           -------------------------------
                                           Name:  Daniel S. Tedone
                                           Title: Director

                                        By: /s/ Edward E. Greene
                                           -------------------------------
                                           Name:  Edward E. Greene
                                           Title: Director

                                        WAHLCO ENGINEERED PRODUCTS LTD.

                                        By: /s/ Daniel S. Tedone
                                           -------------------------------
                                           Name:  Daniel S. Tedone
                                           Title: Director

                                        By: /s/ Edward E. Greene
                                           -------------------------------
                                           Name:  Edward E. Greene
                                           Title: Director

                                        TEDDINGTON BELLOWS (HOLDINGS), LTD.

                                        By: /s/ Daniel S. Tedone
                                           --------------------------------
                                           Name:  Daniel S. Tedone
                                           Title: Director

                                        By: /s/ Edward E. Greene
                                           --------------------------------
                                           Name:  Edward E. Greene
                                           Title: Director

Accepted and Acknowledged by:

WEXFORD MANAGEMENT LLC

By: /s/ Arthur Amron
   --------------------------------
   Name:  Arthur Amron
   Title: Senior Vice President
          and General Counsel

                                  SCHEDULE I

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                      NUMBER OF      SHARES
                                                                           CLAIMS OF    CERTIFICATE    SHARES      ISSUED AND
PLEDGOR                               NAME AND ADDRESS OF ISSUER             STOCK       NUMBER(S)     PLEDGED     OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------
Thermatrix, Inc.                      Wahlco Environmental                   Common        CS-1              100              100
                                      Systems, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Thermatrix, Inc.                      Thermatrix Ltd.                   Ordinary(pound)1     1                 2                2
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Environmental Systems, Inc.    Bachmann Companies, Inc.               Common       CS-1001         74,000           74,000
                                      29 Lexington Avenue                  Preferred                           0                0
                                      Lewiston, Maine 04240
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Environmental Systems, Inc.    Wahlco, Inc.                           Common       CS-1001            100              100
                                      3600 West Segerstrom Avenue
                                      Santa Ana, California  92704
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Environmental Systems, Inc.    Wahlco Engineered Products           Ordinary E        ?        18,051,421
                                      Group Ltd.
                                      Broombank Park
                                      Chesterfield Trading Estate
                                      Sheepbridge
WES Technology Inc.                   Chesterfield  S41 9RT England     Ordinary(pound)1     ?                 1       18,051,422
----------------------------------------------------------------------------------------------------------------------------------
Bachmann Companies, Inc.              Wahlco Engineered Products Inc.        Common       CS-1001        100,000          100,000
                                      29 Lexington Street
                                      Lewiston, Maine  04248                Preferred
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Engineered Products Group      Wahlco Engineered Products, Ltd.       Class A                   6,051,589        6,051,589
Limited                               Broombank Park                         Class B                   2,649,979        2,500,000
                                      Chesterfield Trading Estate
                                      Sheepbridge
WES Technology Inc.                   Chesterfield  S41 9RT England          Class B                           1
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Engineered Products Group      Pentney Engineering Ltd.             Ordinary E                  3,511,822
Limited                               Broombank Park
                                      Chesterfield Trading Estate
                                      Sheepbridge
WES Technology Inc.                   Chesterfield  S41 9RT England        Ordinary E                          1        3,511,823
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Environmental Systems Inc.     Teddington Bellows (Holdings)     Ordinary(pound)1                       1
                                      Ltd.
                                      Telio Works
Wahlco Engineered Products Group      Pontardulais, Swansea  SA4 1RP    Ordinary(pound)1                 593,211          593,212
Ltd.                                  West Glamorgan, Wales UK
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Engineered Products Limited    Nuovo Metro-Flex Itailana
                                      Sr1.                                                    No Information
                                      Via Bastiglia 42, Rebbio
                                      Como 22100, Italy
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Engineered Products Group      WES Property Ltd.                 Ordinary(pound)1                       2                2
Ltd.                                  Broombank Park
                                      Chesterfield Trading Estate
                                      Sheepbridge
                                      Chesterfield  S41 9RT England
----------------------------------------------------------------------------------------------------------------------------------
Teddington Bellows (Holdings) Ltd.    Teddington Bellows (Holdings)     Ordinary(pound)1                 493,311          493,312
                                      Ltd.                                 Ordinary E                          1
                                      Broombank Park
                                      Chesterfield Trading Estate
                                      Sheepbridge
                                      Chesterfield  S41 9RT England
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Engineered Products Group      Treste Plant Hire Ltd.            Ordinary(pound)1                  99,999          100,000
Ltd.                                  Broombank Park
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                      Chesterfield Trading Estate
                                      Sheepbridge
WES Technology, Inc.                  Chesterfield  S41 9RT England       Ordinary(pound)1                     1
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Enginnered Products Group      Wahlco International Limited        Ordinary(pound)1                 9,984
Ltd.                                  Broombank Park
                                      Chesterfield Trading Estate
                                      Sheepbridge
Wahlco Environmental Systems Inc.     Chesterfield  S41 9RT England       Ordinary(pound)1                     1           10,000
----------------------------------------------------------------------------------------------------------------------------------
Wahlco Engineered Products Group      Teddington Bellows (Holdings)       Ordinary(pound)1               593,211          593,212
Ltd.                                  Ltd.

Wahlco Environmental Systems Inc.                                         Ordinary(pound)1                     1
----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE II
                         to the Stock Pledge Agreement

                               PLEDGE AMENDMENT

          This Pledge Amendment, dated _______ __, 19__ is delivered pursuant to
Section 6(d) of the Stock Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to that certain Stock Pledge Agreement, dated as of January ___, 1999 by the undersigned and others, as Pledgors, to the Agent and the Lenders named therein, and that the Pledged Securities listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Stock Pledge Agreement and shall secure all Secured Obligations referred to in said Stock Pledge Agreement.

                               [Name of Pledgor]

                               By:_______________
                                  Name:
                                  Title:

Name and Address                Class of    Certificate    Number of    Number of shares
of Pledgor           Issuer     Stock       Number(s)      Shares       issues and outstandings
-----------          ------     -----       ---------      ------       -----------------------